UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2024
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 20, 2024, Sila Realty Trust, Inc. (the “Company”) notified Robert R. Labenski, its Chief Accounting Officer, of the termination of his employment, effective immediately. Until a new head of accounting commences employment with the Company, Kay C. Neely, the Company’s Chief Financial Officer, will serve in such role.
On March 25, 2024, the Company notified Jon C. Sajeski, its Chief Investment Officer, that his employment shall no longer be in effect as of March 25, 2024. Mr. Sajeski will pursue other opportunities.
On March 21, 2024, Christopher K. Flouhouse, 48, was appointed Executive Vice President and Chief Investment Officer of the Company, effective on or about May 6, 2024.
Mr. Flouhouse brings approximately 25 years of corporate, real estate finance and management experience, with the vast majority of his career focused on real estate companies, operating companies, and real estate investment trusts. Mr. Flouhouse most recently served as Managing Director and Head of Real Estate, Gaming & Lodging Equity Capital Markets at Wells Fargo Securities, LLC, from 2018 to 2024. He joined Wells Fargo’s Equity Capital Markets Group in 2006 and has executed transactions across real estate, financial institutions, and consumer sectors. Mr. Flouhouse has significant public company corporate finance experience and has advised numerous companies on equity listings, strategic transactions, financings, and institutional investor strategies. From 2000 to 2006, Mr. Flouhouse was a member of Wells Fargo Securities’ Energy & Power Investment Banking Group, where he spent six years executing equity, high grade, high yield, and M&A transactions. From 1999 to 2000, Mr. Flouhouse was a member of Wells Fargo’s (formerly Wachovia / First Union) Corporate Treasury - Enterprise Program (finance leadership training program). Mr. Flouhouse graduated from North Carolina State University with a Bachelor of Science in Business Management / Finance concentration in 1998.
Mr. Flouhouse’s at-will employment with the Company includes a base salary of $475,000 per year. In addition, Mr. Flouhouse will be eligible to receive an annual bonus with a target amount of $475,000 that will be based on the determination of the compensation committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) of his achievement of annual performance goals for a year; provided, however, that Mr. Flouhouse’s annual bonus for calendar year 2024 will be a fixed amount equal to the target cash bonus (rather than being based on criteria and goals established and administered by the Board or the Compensation Committee) and will be prorated to reflect the period of employment from commencement of employment through December 31, 2024. In addition, Mr. Flouhouse will be granted a one-time initial equity award of time-based restricted shares of common stock, under the Company’s Amended and Restated 2014 Restricted Share Plan, or the A&R Incentive Plan, with a grant date fair value of $500,000, which, subject to Mr. Flouhouse’s continuous employment through the applicable vesting date, will vest on December 31, 2028.
In addition, as part of his appointment as the Company’s Executive Vice President and Chief Investment Officer, the Company has agreed to grant Mr. Flouhouse an award of time-based restricted common stock (the “Time-Based 2024 Award”) and an award of performance-based restricted stock units (the “Performance-Based 2024 Award” and collectively with the Time-Based 2024 Award, the “2024 Awards”) within 30 days of the commencement of Mr. Flouhouse’s employment. The combined value of the shares of the Company’s common stock underlying the 2024 Awards on the grant date will be $825,000, pro-rated based upon Mr. Flouhouse’s commencement date of employment, with a portion of the grant date value of the 2024 Awards consisting of the Performance-Based 2024 Award and a portion consisting of the Time-Based 2024 Award. The performance objectives and other terms and conditions of the Performance-Based 2024 Award will be reasonably determined by the Board or the Compensation Committee and shall vest in the same manner and dates as performance-based awards issued to the other members of the executive leadership team at the beginning of 2024. The Time-Based 2024 Award will vest ratably over four years following the grant date, subject to Mr. Flouhouse’s continuous employment through the applicable vesting dates (except as otherwise provided in the Company’s severance plan or his employment agreement (as further described below)). The 2024 Awards will be granted under, and will be subject to, the terms of the A&R Incentive Plan and award agreements.
To the extent that Mr. Flouhouse’s employment is terminated by the Company in his first six months of employment by the Company, other than for Cause, as defined in the Company’s severance plan, he will receive six months of base salary in a lump sum payment, paid within 60 days of his termination, subject to execution of a release of claims acceptable to the Company; provided, however, that if such termination during such time period is due to a Change of Control, Death or Disability (as defined in the severance plan), then Mr. Flouhouse shall receive such benefits and payments as set forth in the severance plan (at the severance multiple as set forth in the severance plan) as if he were subject to such severance plan at time of his termination due to the Change of Control, Death or Disability.
To the extent that Mr. Flouhouse is employed by the Company for more than six months, he shall be subject to (as reasonably determined by the Company): (i) the severance plan or (ii) an employment agreement substantially consistent with the severance plan. Consistent with the applicable rules, upon entering into such severance plan or employment agreement, the

Company will file a Current Report on Form 8-K with the Securities and Exchange Commission to disclose the applicable terms.
Mr. Flouhouse was not appointed pursuant to any arrangement or understanding between him and any other person. The Company is not aware of any family relationships among Mr. Flouhouse and any directors or executive officers of the Company. Mr. Flouhouse does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.
The Company announced the appointment of Mr. Flouhouse in a press release dated March 26, 2024, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Sila Realty Trust, Inc. Press Release, dated March 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: March 26, 2024	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer